                                                                    EXHIBIT 10.9

                       THIRD AMENDMENT TO CREDIT AGREEMENT

          THIRD AMENDMENT TO CREDIT AGREEMENT (this "THIRD AMENDMENT"), dated as of October 4, 2001, by and among BUHRMANN N.V., a public limited liability company (NAAMLOZE VENNOOTSCHAP) organized under the laws of The Netherlands, with official seat in Maastricht, The Netherlands (the "PARENT"), Buhrmann US Inc., a Delaware corporation (the "BORROWER"), the various Lenders party to the Credit Agreement referred to below, DEUTSCHE BANK SECURITIES INC., as lead arranger and sole book manager (in such capacities, the "LEAD ARRANGER"), PARIBAS, as syndication agent (in such capacity, the "SYNDICATION AGENT"), ABN AMRO BANK N.V., as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), and BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT" and, together with the Lead Arranger, the Syndication Agent and the Documentation Agent, collectively, the "AGENTS"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

          WHEREAS, the Parent, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of October 26, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "EXISTING CREDIT AGREEMENT" and, as amended, modified or supplemented from time to time, including on the date hereof, the "CREDIT AGREEMENT");

          WHEREAS, the parties hereto wish to amend, modify and supplement the Existing Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   AMENDMENTS, MODIFICATIONS AND CONSENTS TO THE CREDIT AGREEMENT.

          1. On and after the Third Amendment Effective Date, Section 9.05(xii) of the Credit Agreement is hereby amended by (i) inserting the text "(A)" immediately preceding the text "the Parent" appearing at the beginning of said section and (ii) inserting the text "and (B) Wholly-Owned Subsidiaries may make cash equity investments (including, for this purpose, preferred equity investments) in Non-Guarantor Subsidiaries (x) to the extent all proceeds of such equity investment are immediately thereafter used by such Non-Guarantor Subsidiary to repay in cash outstanding Intercompany Loans in a like amount previously made by a Qualified Obligor (and otherwise permitted hereunder) to such Non-Guarantor Subsidiary and (y) so long as any Equity Interest issued as consideration for such equity investment is promptly pledged to the Collateral Agent for the benefit of the Secured Creditors to the extent required by Section
8.15 of the Credit Agreement or any Pledge Agreement" immediately prior to the semicolon appearing at the end of said section.

          2. On and after the Third Amendment Effective Date, Section 9.12(a) of the Credit Agreement is hereby amended by inserting the text "to convert Buhrmann France S.A.

from a SOCIETE ANONYME to a SOCIETE EN NOM COLLECTIF or" immediately following the word "or" appearing at end of the proviso in subclause (v) thereof.

          3. Notwithstanding anything to the contrary contained in the Credit Documents, the Lenders hereby consent to the release by the Collateral Agent of the shares of Buhrmann France S.A., pledged pursuant to the Pledge Agreement, dated as of October 28, 1999, between the Collateral Agent and Buhrmann International B.V. to permit the conversion of Buhrmann France S.A. from a SOCIETE ANONYME to a SOCIETE EN NOM COLLECTIF, so long as the Borrower promptly thereafter causes the equity interests in the newly formed SOCIETE EN NOM COLLECTIF to be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to a pledge agreement and related documentation satisfactory to the Collateral Agent.

          4. Notwithstanding anything to the contrary contained in the Credit Documents, the Lenders hereby consent to the release by the Collateral Agent of the shares of Nimsa S.A. ("NIMSA"), pledged pursuant to the Pledge Agreement, dated as of March 16, 2000, between the Collateral Agent and Buhrmann International B.V., and the transfer of the equity interests of Nimsa from Buhrmann International B.V. to Buhrmann France ("BUHRMANN FRANCE"), it being understood and agreed that Buhrmann France (or a Non-Guarantor Subsidiary which acquires the equity interests of Nimsa in accordance with the terms of the Credit Documents) will not be required to pledge the equity interests of Nimsa to the Collateral Agent for the benefit of the Secured Creditors until such time as Buhrmann France (or such other Non-Guarantor Subsidiary) is required to become party to a pledge agreement pursuant to the terms of the Credit Documents.

          5. Notwithstanding anything to the contrary contained in the Credit Documents, the Lenders hereby consent to the transfer of the equity interests of Corporate Express Nederland B.V. ("CE NL") from Corporate Express Benelux B.V. ("CE BV") to Burhmann Nederland B.V. ("BN BV"), it being understood and agreed that BN BV will not be required to take any further action to perfect or otherwise create a security interest in the equity interests of CE NL so long as BN NV consummates, on or before April 30, 2002 (or such later date as shall be agreed upon by Buhrmann and the European Commission), a transaction for the sale of all of the equity and/or assets of CE NL in compliance with the divestiture agreement previously reached by Buhrmann with the European Commission in connection with the Samas OS Business Acquisition.

II.  MISCELLANEOUS.

          1. In order to induce the Lenders to enter into this Third Amendment, each of the Parent and the Borrower hereby represents and warrants to each of the Lenders that (i) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date and after giving effect to this Third Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date after giving effect to this Third Amendment.

                                       -2-
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          2.   This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

          4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          5. This Third Amendment shall become effective on the date (the "THIRD AMENDMENT EFFECTIVE DATE") when each of the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) same to the Administrative Agent at its office located at 130 Liberty Street, New York, New York. This Third Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

          6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended, modified or supplemented hereby.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.


                                 BUHRMANN N.V.

                                 By: /s/ FHJ Koffrie
                                     --------------------------------
                                     Name:  FHJ Koffrie
                                     Title:

                                 By: /s/ Heidi Van Den Kooij
                                     --------------------------------
                                     Name: Heidi Van Den Kooij
                                     Title:

                                 BUHRMANN US INC.

                                 By: /s/ FHJ Koffrie
                                     --------------------------------
                                     Name: FHJ Koffrie
                                     Title:

                                 By: /s/ Heidi Van Den Kooij
                                     -------------------------------
                                     Name: Heidi Van Den Kooij
                                     Title:

                                 BANKERS TRUST COMPANY,
                                     Individually and as Administrative Agent

                                 By: /s/ Susan L. LeFevre
                                     --------------------------------------
                                     Name:  Susan L. LeFevre
                                     Title: Director

                                 DEUTSCHE BANK SECURITIES INC.,
                                     as Lead Arranger and Sole Book Manager

                                 By: /s/ Sean C. Murphy
                                     --------------------------------------
                                     Name: Sean C. Murphy
                                     Title: Vice President

                                 BNP PARIBAS (successor in interest to Paribas),
                                     Individually and as Syndication Agent

                                 By: /s/ Susan Bowes
                                     --------------------------------------
                                     Name:  Susan Bowes
                                     Title: Director

                                 By: /s/ Eric Toizer
                                     --------------------------------------
                                     Name:  Eric Toizer
                                     Title: Director

                                 ABN AMRO BANK N.V.,
                                     Individually and as Documentation Agent

                                 By: /s/ F.L.D. Nivaro
                                     ----------------------------------------
                                     Name:  F.L.D. Nivaro
                                     Title: SENIOR VICE PRESIDENT

                                 By: /s/ G.W. Bos
                                     ----------------------------------------
                                     Name:  G.W. Bos
                                     Title: Account Manager

                                 LANDMARK CDO LIMITED

                                 By: /s/ Thomas Eggenschwiler
                                     ----------------------------------------
                                     Name:  Thomas Eggenschwiler
                                     Title: Vice President

                                 TARA HILL B.V.

                                 By: /s/ Denal Daly
                                     ----------------------------------------
                                     Name:  Denal Daly
                                     Title: CDO DIRECTOR

                                 AIB CAPITAL MARKETS

                                 By: /s/ Billy Morgan
                                     ----------------------------------------
                                     Name:  BILLY MORGAN
                                     Title: DIRECTOR AIB ACQUISITION FINANCE

                                 CENTURION CDO I, LTD.
                                 By:  American Express Asset Management
                                 Group Inc. As Collateral Manager

                                 By: /s/ Steven B. Staver
                                     ----------------------------------------
                                     Name:  Steven B. Staver
                                     Title: Managing Director

                                 CENTURION CDO II, LTD.
                                 By:  American Express Asset Management
                                 Group Inc. As Collateral Manager

                                 By: /s/ Steven B. Staver
                                     ----------------------------------------
                                     Name:  Steven B. Staver
                                     Title: Managing Director

                                 CENTURION CDO III, LTD.
                                 By:  American Express Asset Management
                                 Group Inc. As Collateral Manager

                                 By: /s/ Steven B. Staver
                                     ----------------------------------------
                                     Name:  Steven B. Staver
                                     Title: Managing Director

                                 SEQUILS-CENTURION V, LTD.
                                 By:  American Express Asset Management
                                 Group Inc. As Collateral Manager

                                 By: /s/ Steven B. Staver
                                     ----------------------------------------
                                     Name:  Steven B. Staver
                                     Title: Managing Director

                                 ARES III CLO Ltd.

                                 By:   ARES CLO Management, LLC
                                 Its:  Investment Manager

                                 By: /s/ David A. Sachs
                                       --------------------------------------
                                 Name:  David A Sachs
                                 Title: Vice President

                                 ARES IV CLO LTD.

                                 By:  Ares CLO Management IV, L.P.
                                      Investment Manager

                                 By:  Ares CLO GP IV, LLC
                                 Its: Managing Member

                                 By: /s/ David A. Sachs
                                       --------------------------------------
                                 Name:  David A. Sachs
                                 Title: Vice President

                                 AXA Investment Managers for and on
                                 behalf of CONCERTO I B.V.

                                 By: /s/ N. Savey
                                     ----------------------------------------
                                     Name: N. Savey
                                     Title:

                                 By: /s/ J. Rallo
                                     ----------------------------------------
                                     Name:  J. Rallo
                                     Title:

                                 PINEHURST TRADING, INC.

                                 By: /s/ Ann E. Morris
                                     ----------------------------------------
                                     Name:  Ann E. Morris
                                     Title: Assistant Vice President

                                 GLENEAGLES TRADING LLC

                                 By: /s/ Ann E. Morris
                                     ----------------------------------------
                                     Name:  Ann E. Morris
                                     Title: Assistant Vice President

                                 SRV - HIGHLAND, INC.

                                 By: /s/ Ann E. Morris
                                     ----------------------------------------
                                     Name:  Ann E. Morris
                                     Title: Assistant Vice President

                                 PPM SPYGLASS FUNDING TRUST

                                 By: /s/ Ann E. Morris
                                     ----------------------------------------
                                     Name:  Ann E. Morris
                                     Title: Authorized Agent

                                 MUIRFIELD TRADING LLC

                                 By: /s/ Ann E. Morris
                                     ----------------------------------------
                                     Name:  Ann E. Morris
                                     Title: Assistant Vice President

                                 OLYMPIC FUNDING TRUST SERIES 1999-1

                                 By: /s/ Ann E. Morris
                                     ----------------------------------------
                                     Name:  Ann E. Morris
                                     Title: Authorized Agent

                                 THE BANK OF NEW YORK

                                 By: /s/ Robert Besser
                                     ----------------------------------------
                                     Name:  Robert Besser
                                     Title: Vice President

                                 BANCO COMERCIAL PORTUGUES SA
                                 (London Branch)

                                 By: /s/ Graham Male
                                     ----------------------------------------
                                     Name:  Graham Male
                                     Title: Senior Manager

                                 By: /s/ Joao Bugalho
                                     ----------------------------------------
                                     Name:  Joao Bugalho
                                     Title: Deputy General Manager

                                 BANK POLSKA KASA OPIEKI SA,
                                     NEW YORK BRANCH

                                 By: /s/ Barry W. Henry
                                     ----------------------------------------
                                     Name:  Barry W. Henry
                                     Title: Vice President

                                 BARCLAYS BANK PLC

                                 By: /s/ H. Walkden
                                     ----------------------------------------
                                     Name:  MR. H. WALKDEN
                                     Title: ASSOCIATE DIRECTOR.

                                 BAY VIEW FINANCIAL CORPORATION

                                 By: /s/ Sean M. Spring
                                     ----------------------------------------
                                     Name:  Sean M. Spring
                                     Title: Senior Vice President

                                 BLUE EAGLE CDO I S.A.

                                 By: /s/ David Forbes-Nixon
                                     ----------------------------------------
                                     Name:  David Forbes-Nixon
                                     Title: Director

                                 CITIBANK INTERNATIONAL PLC.,
                                     NETHERLANDS BRANCH

                                 By: /s/ Marcel Hanen
                                     ----------------------------------------
                                     Name:  Marcel Hanen
                                     Title: Resident Vice-President

                                 CITIBANK, N.A.

                                 By: /s/ Brian Johnson
                                     ----------------------------------------
                                     Name:  Brian Johnson
                                     Title: Managing Director

                                 COMERICA BANK

                                 By: /s/ George S. Ghareeb
                                     ----------------------------------------
                                     Name:  George S. Ghareeb
                                     Title: Vice President

                                 COOPERATIEVE CENTRALE RAIFFEISEN
                                 BOERENLEENBANK B.A.

                                 By: /s/ H.E. von Imhoff
                                     ----------------------------------------
                                     Name:  H.E. von Imhoff


                                 By: /s/ C. de Vries
                                     ----------------------------------------
                                     Name:  C. de Vries
                                     Title:

"Signature page of Creditanstalt AG to the Third Amendment To The Credit Agreement, dated as of October 4, 2001, by and among (a) BUHRMANN N.V., (b) Buhrmann US Inc., (c) the various Lenders party to the Credit Agreement dated as of October 26, 1999, and (d) others".

                                 CREDITANSTALT AG

                                 By: /s/ Gernot Heschl
                                     ----------------------------------------
                                     Name:  Gernot Heschl
                                     Title: GENERAL MANAGER

                                 By: /s/ Thomas Klemmer
                                     ----------------------------------------
                                     Name:  Thomas Klemmer
                                     Title: SENIOR MANAGER

                                 CREDIT INDUSTRIEL ET COMMERCIAL

                                 By: /s/ Yann de SAINT POL
                                     ----------------------------------------
                                     Name:  Yann de SAINT POL
                                     Title: Fonde de pouvoirs

                                 By: /s/ Alain MERLE d'AUBIGNE
                                     ----------------------------------------
                                     Name:  Alain MERLE d'AUBIGNE
                                     Title: Sous-Directeur

                                 CYPRESSTREE INVESTMENT PARTNERS I, LTD

                                 By: CypressTree Investment Management
                                 Company, Inc. as Portfolio Manager

                                 By: /s/ Jonathan D. Sharkey
                                     ----------------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 CYPRESSTREE INVESTMENT PARTNERS II, LTD

                                 By: CypressTree Investment Management
                                 Company, Inc. as Portfolio Manager

                                 By: /s/ Jonathan D. Sharkey
                                     ----------------------------------------
                                     Name:  Jonathan D. Sharkey
                                     Title: Principal

                                 CYPRESSTREE INVESTMENT
                                 MANAGEMENT COMPANY, INC.
                                 As: Attorney-in-Fact and on behalf of First
                                 Allmerica Life Insurance Company as Portfolio Manager

                                 By: /s/ Jonathan D. Sharkey
                                     ----------------------------------------
                                 Name:  JONATHAN D. SHARKEY
                                 Title:      PRINCIPAL

                                 DANSKE BANK A/S

                                 By: /s/ Henrik Hoffman
                                     ----------------------------------------
                                     Name:  Henrik Hoffman
                                     Title: ASSISTANT GENERAL MANAGER

                                 By: /s/ Trevor Cox
                                     ----------------------------------------
                                     Name:  TREVOR COX
                                     Title: MANAGER

                                 EUROCREDIT CDO I B.V.

                                 By: /s/ Sara Halbard
                                     ----------------------------------------
                                     Name:  Sara Halbard

                                 By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                 EUROCREDIT CDO II B.V.

                                 By: /s/ Sara Halbard
                                     ----------------------------------------
                                     Name:  Sara Halbard

                                 PROMUS I B.V.

                                 By: /s/ Sara Halbard
                                     ----------------------------------------
                                     Name:  Sara Halbard

                                 FRANKLIN CLO I, LTD.

                                 By: /s/ Chauncey Lufkin
                                     -----------------------------------------
                                     Name: Chauncey Lufkin
                                     Title: Vice President

                                 FRANKLIN FLOATING RATE TRUST

                                 By: /s/ Chauncey Lufkin
                                     -----------------------------------------
                                     Name:  Chauncey Lufkin
                                     Title: Vice President

                                 FORTIS CAPITAL CORP.

                                 By: /s/ John C. Preveth
                                     -----------------------------------------
                                     Name:  John C. Preveth
                                     Title: Executive Vice President

                                 By: /s/ John C. Preneta
                                     -----------------------------------------
                                 Name:  John C. Preneta
                                 Title: Executive Vice President

                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By: /s/ W. Jerome McDermott
                                     -----------------------------------------
                                     Name:  W. JEROME McDERMOTT
                                     Title: DULY AUTHORIZED SIGNATORY

                                 HARBOURMASTER LOAN CORPORATION B.V.

                                 By: /s/ TMF Management B.V.
                                     -----------------------------------------
                                     Name: TMF Management B.V.

                                 EMERALD ORCHARD LIMITED

                                 By: /s/ Susan K. Strong
                                     -----------------------------------------
                                     Name: Susan K. Strong
                                     Title: Attorney in Fact

                                 HIGHLAND LOAN FUNDING V LTD.
                                 By: Highland Capital Management, L.P. as
                                     Collateral Manager

                                 By: /s/ Mark K. Okada, CFA
                                     -----------------------------------------
                                     Name:  Mark K. Okada, CFA
                                     Title: Executive Vice President
                                            Highland Capital Management, L.P.

                                 HIGHLAND LEGACY LIMITED
                                 By: Highland Capital Management, L.P. as
                                     Collateral Manager

                                 By: /s/ Mark K. Okada
                                     -----------------------------------------
                                     Name:  Mark K. Okada, CFA
                                     Title: Executive Vice President
                                            Highland Capital Management, L.P.

                                 ELF FUNDING TRUST I
                                 By: Highland Capital Management, L.P. as
                                     Collateral Manager

                                 By: /s/ Mark K. Okad
                                     -----------------------------------------
                                     Name:  Mark K. Okada, CFA
                                     Title: Executive Vice President
                                            Highland Capital Management, L.P.

                                 ING BANK N.V.

                                 By: /s/ M.G.L. Bunker
                                     -----------------------------------------
                                     Name:  M.G.L. Bunker
                                     Title: Relationship manager

                                 By: /s/ Victor Macrae
                                     -----------------------------------------
                                     Name:  Victor Macrae
                                     Title: Relationship manager

                                 IKB DEUTSCHE INDUSTRIEBANK AG,
                                   LUXEMBOURG BRANCH

                                 By: /s/ Ana Bohorquez
                                     -----------------------------------------
                                     Name: Ana Bohorquez
                                     Title: Assistant Director

                                 By: /s/ Anja Keuchel
                                     -----------------------------------------
                                     Name: Anja Keuchel
                                     Title: Manager

                                 KBC BANK NV

                                 By: /s/ Eugene Dekker
                                     -----------------------------------------
                                     Name:  Eugene Dekker
                                     Title: Director Corporates

                                 By: /s/ N.A.M. Waaijer
                                     -----------------------------------------
                                     Name: N.A.M. Waaijer
                                     Title: Senior Account Manager
                                            Corporate Clients

                                 KZH CYPRESSTREE-1 LLC

                                 By: /s/ Susan Lee
                                 ---------------------------------------------
                                 Name:     Susan Lee
                                 Title: Authorized Agent

                                 KZH ING-1 LLC

                                 By: /s/ Susan Lee
                                     -----------------------------------------
                                     Name:     Susan Lee
                                     Title: Authorized Agent

                                 KZH ING-2 LLC

                                 By: /s/ Susan Lee
                                     -----------------------------------------
                                     Name:    Susan Lee
                                     Title: Authorized Agent

                                 KZH ING-3 LLC

                                 By: /s/ Susan Lee
                                     -----------------------------------------
                                     Name:     Susan Lee
                                     Title: Authorized Agent

                                 KZH PONDVIEW LLC

                                 By: /s/ Susan Lee
                                     -----------------------------------------
                                     Name:     Susan Lee
                                     Title: Authorized Agent

                                 KZH STERLING LLC

                                 By: /s/ Susan Lee
                                     -----------------------------------------
                                     Name:     Susan Lee
                                     Title: Authorized Agent

                                 KZH WATERSIDE LLC

                                 By: /s/ Susan Lee
                                     -----------------------------------------
                                     Name:     Susan Lee
                                     Title: Authorized Agent

                                 KZH HIGHLAND-2 LLC

                                 By: /s/ Susan Lee
                                     -----------------------------------------
                                     Name:     Susan Lee
                                     Title: Authorized Agent

                                 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                 By: David L. Babson and Company,
                                     Incorporated, under delegated authority
                                     from Massachusetts Mutual Life Insurance
                                     Company, as Investment Manager

                                 By: /s/ Mary Ann McCarthy
                                     -----------------------------------------
                                     Name:  Mary Ann McCarthy
                                     Title: Managing Director

                                 MAPLEWOOD (CAYMAN) LIMITED
                                 By: David L. Babson and Company,
                                     Incorporated, under delegated authority
                                     from Massachusetts Mutual Life Insurance
                                     Company, as Investment Manager

                                 By: /s/ Mary Ann McCarthy
                                     -----------------------------------------
                                     Name:  Mary Ann McCarthy
                                     Title: Managing Director

                                 SIMSBURY CLO, LIMITED
                                 By: David L. Babson and Company,
                                     Incorporated, under delegated authority
                                     from Massachusetts Mutual Life Insurance
                                     Company, as Collateral Manager

                                 By: /s/ Mary Ann McCarthy
                                     -----------------------------------------
                                     Name:  Mary Ann McCarthy
                                     Title: Managing Director

                                 SUFFIELD CLO LTD.
                                 By: David L. Babson & Co., Inc.
                                     AS COLLATERAL MANAGER

                                 By: /s/ Mary Ann McCarthy
                                     -----------------------------------------
                                     Name:  Mary Ann McCarthy
                                     Title: MANAGING DIRECTOR

                                 NATIONAL CITY BANK

                                 By: /s/ John Platek
                                     -----------------------------------------
                                     Name:  John Platek
                                     Title: Assistant Vice President

                                 NATEXIS BANQUES POPULARIES

                                 By: /s/ Pieter J. van Tulder
                                     -----------------------------------------
                                     Name:  Pieter J. van Tulder
                                     Title: Vice President and Manager
                                            Multinational Group

                                 By: /s/ Christine Dirringer
                                     -----------------------------------------
                                     Name: Christine Dirringer
                                     Title: V.P.

                                 NIB CAPITAL BANK N.V.

                                 By: /s/ Tim Crossley
                                     -----------------------------------------
                                     Name: Tim Crossley
                                     Title: DIRECTOR, ACQUISITION FINANCE

                                 By: /s/ Sean Casteno
                                     -----------------------------------------
                                     Name: Sean Casteno
                                     Title: SENIOR MANAGER

                                 ORIX FINANCIAL SERVICES, INC. f/k/a
                                   ORIX BUSINESS CREDIT, INC.

                                 By: /s/ Michael J. Cox
                                     -----------------------------------------
                                     Name:  Michael J. Cox
                                     Title: Senior Vice President, OBCG

                                 PILGRIM CLO 1999-1 LTD.
                                 By: Pilgrim Investments, Inc., as Investment
                                     Manager

                                 By: /s/ Michel Prince
                                     -----------------------------------------
                                     Name:  MICHEL PRINCE, CFA
                                     Title: VICE PRESIDENT

                                 PILGRIM SENIOR INCOME FUND
                                 By: Pilgrim Investments, Inc., as its
                                     investment manager

                                 By: /s/ Michel Prince
                                     -----------------------------------------
                                     Name:  MICHEL PRINCE, CFA
                                     Title: VICE PRESIDENT

                                 PILGRIM PRIME RATE TRUST
                                 By: Pilgrim Investments, Inc., as Investment
                                     Manager

                                 By: /s/ Michel Prince
                                     -----------------------------------------
                                     Name:  MICHEL PRINCE, CFA
                                     Title: VICE PRESIDENT

                                 PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                                 By: Pilgrim Investments, Inc., as Investment
                                     Manager

                                 By: /s/ Michel Prince
                                     -----------------------------------------
                                     Name:  MICHEL PRINCE, CFA
                                     Title: VICE PRESIDENT

                                 ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                 By: Pilgrim Investments, Inc., as Investment
                                     Manager

                                 By: /s/ Michel Prince
                                     -----------------------------------------
                                     Name:  MICHEL PRINCE, CFA
                                     Title: VICE PRESIDENT

                                 ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                 By: Pilgrim Investments, Inc., as Investment
                                     Manager

                                 By: /s/ Michel Prince
                                     -----------------------------------------
                                     Name:  MICHEL PRINCE, CFA
                                     Title: VICE PRESIDENT

                                 ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                 By: Pilgrim Investments, Inc., as Investment
                                     Manager

                                 By: /s/ Michel Prince
                                     -----------------------------------------
                                     Name:  MICHEL PRINCE, CFA
                                     Title: VICE PRESIDENT

                                 PRINCIPAL LIFE INSURANCE COMPANY

                                 By: Principal Capital Management, LLC,
                                     a Delaware limited liability company,
                                     its authorized signatory

                                 By: /s/ John Heiny
                                     -----------------------------------------

                                       -----------------------------------------

                                 By: /s/ James C. Fifield
                                     -----------------------------------------
                                 Its: JAMES C. FIFIELD, Counsel
                                      ----------------------------------------

                                           PROSPECT INTERNATIONAL DEBT
                                             STRATEGY FUND

                                 By: /s/ Richard E. Omohundro
                                     -----------------------------------------
                                 Name:  Richard E. Omohundro

                                 PROVIDENT CBO, I LIMITED
                                 By: Provident Investment Management, LLC
                                     as Collateral Manager

                                 By: /s/ Ben S. Miller
                                     -----------------------------------------
                                     Name: BEN S. MILLER
                                     Title: Vice President

                                 THE PRUDENTIAL ASSURANCE COMPANY LIMITED

                                 By: /s/ Andrew Boughen
                                     -----------------------------------------
                                     Name:  ANDREW BOUGHEN
                                     Title: DIRECTOR OF LEVERAGED LOANS

                                 By: /s/ Mike Ramsey
                                     -----------------------------------------
                                     Name: Mike Ramsey
                                     Title: Director

                                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                 By: /s/ B. Ross Smead
                                     -----------------------------------------
                                     Name: B. Ross Smead
                                     Title: Vice President

                                 SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                 By: /s/ Diane J. Exter
                                     -----------------------------------------

                                 Name: Diane J. Exter
                                       ---------------------------------------

                                 Title: Managing Director, Portfolio Manager
                                        --------------------------------------

                                 SANKATY HIGH YIELD PARTNERS II, L.P.

                                 By: /s/ Diane J. Exter
                                     -----------------------------------------

                                 Name: Diane J. Exter
                                       ---------------------------------------

                                 Title: Managing Director, Portfolio Manager
                                        --------------------------------------

                                 SANKATY HIGH YIELD PARTNERS III, LP

                                 By: /s/ Diane J. Exter
                                     -----------------------------------------
                                     Name:    DIANE J. EXTER
                                     Title: MANAGING DIRECTOR
                                            PORTFOLIO MANAGER

                                 Sankaty Advisors, Inc., as Collateral Manager for
                                 BRANT POINT CBO 1999-1, LTD., as Term Lender

                                 By: /s/ Diane J. Exter
                                     -----------------------------------------

                                 Name: Diane J. Exter
                                       ---------------------------------------

                                 Title: Managing Director, Portfolio Manager
                                        --------------------------------------

                                 Sankaty Advisors, LLC as Collateral Manager for
                                 BRANT POINT II CBO 2000-1, LTD., as Term
                                 Lender

                                 By: /s/ Diane J. Exter
                                     -----------------------------------------

                                 Name: Diane J. Exter
                                       ---------------------------------------

                                 Title: Managing Director, Portfolio Manager
                                        --------------------------------------

                                 Sankaty Advisors, Inc. as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

                                 By: /s/ Diane J. Exter
                                     -----------------------------------------

                                 Name: Diane J. Exter
                                       ---------------------------------------

                                 Title: Managing Director, Portfolio Manager
                                        --------------------------------------

                                 SCOTIABANK EUROPE PLC

                                 By: /s/ J.A. Flexer
                                     -----------------------------------------
                                     Name: J.A. Flexer
                                     Title: DIRECTOR

                                 STANFIELD ARBITRAGE CDO, LTD.
                                 By: Stanfield Capital Partners LLC, as
                                     Collateral Manager

                                 By: /s/ Christopher E. Jansen
                                     -----------------------------------------
                                     Name:  Christopher E. Jansen
                                     Title: Managing Partner

                                 STANFIELD CLO, LTD.
                                 By: Stanfield Capital Partners LLC, as
                                     Collateral Manager

                                 By: /s/ Christopher E. Jansen
                                     -----------------------------------------
                                     Name:  Christopher E. Jansen
                                     Title: Managing Partner

                                 STANFIELD RMF/TRANSATLANTIC CDO, LTD.
                                 By: Stanfield Capital Partners LLC, as
                                     Collateral Manager

                                 By: /s/ Christopher E. Jansen
                                     -----------------------------------------
                                     Name:  Christopher E. Jansen
                                     Title: Managing Partner

                                 North American Senior Floating Rate Fund Inc.
                                     By: Stanfield Capital Partners LLC
                                                 As Subadvisor

                                 By: /s/ Christopher E. Jansen
                                     -----------------------------------------
                                     Name:  Christopher E. Jansen
                                     Title: Managing Partner

                                 WINDSOR LOAN FUNDING, LIMITED
                                    By: Stanfield Capital Partners LLC, as its
                                    Investment Manager

                                 By: /s/ Christopher E. Jansen
                                     -----------------------------------------
                                     Name:  Christopher E. Jansen
                                     Title: Managing Partner

                                 TEXTRON FINANCIAL CORPORATION

                                 By: /s/ Stuart M. Schulman
                                     -----------------------------------------
                                     Name:  Stuart M. Schulman
                                     Title: Managing Director

                                 TORONTO DOMINION BANK EUROPE LIMITED

                                 By: /s/ Trevor Bill
                                     -----------------------------------------
                                     Name:  TREVOR BILL
                                     Title: MANAGING DIRECTOR

                                 U.S. BANK NATIONAL ASSOCIATION

                                 By: /s/ Wesley Zepelin
                                     -----------------------------------------
                                     Name: Wesley Zepelin
                                     Title: VP

                     GUARANTORS BUHRMANN GROUP OCTOBER 2001

Acknowledged and Agreed to:

Brabantse Poort B.V.
Buhrmann Europcenter NV
Bouwmaatschappij Het Wapen van Amsterdam N.V.
Buhrmann Financieringen B.V. (f/k/a KNP BT Financieringen B.V.)
Buhrmann Fined B.V. (f/k/a Finbelco B.V.)
Buhrmann II B.V. (f/k/a KNP BT II B.V.)
Buhrmann International B.V.
Buhrmann Nederland B.V.
Buhrmann Nederland Holding B.V. (f/k/a Scadisbel B.V.)
Buhrmann Office Products Austria B.V.
Buhrmann Stafdiensten B.V.
Buhrmann-Ubbens B.V.
Corporate Express Benelux B.V. (f/k/a BT Office Products Nederland B.V.) Corporate Express Beverwijk B.V. (f/k/a Blees van Os)
Corporate Express Document Automatisering B.V.
Corporate Express Europe B.V. (f/k/a BT Office Products Europe B.V.)
Corporate Express Holding B.V.
Corporate Express Nederland B.V. (f/k/a Kuipers Centrum voor Kantoorefficiency
  BV)
Deutschmann & Roelants B.V.
Dingler Kantoor Centrum B.V.
DocVision B.V.
Jonkers International B.V.
KNP Nederland (Holding) B.V.
KNP Nederland B.V.
Papiergroothandel v/h Riem & Honig B.V.
Papiermaatschappij Amsterdam-West B.V.
Proost en Brandt B.V.
Rhosili Amsterdam C.V.
Riem en Honig Beheer B.V.
Store Office Paper B.V.
Tetterode-Nederland B.V.
Tricom Paper International B.V.
Velpa Enveloppen B.V.
VRG Insurances B.V.

By: /s/ H. Van Den Kooij
    -------------------------------
    Name: H. Van Den Kooij
    Title: Director of Legal Affairs
    On behalf of each of the above
    Subsidiary Guarantors

Acknowledged and Agreed to:

Buhrmann Beteiligungen Deutschland GmbH
Buhrmann Holding GmbH & Co. KG
Buhrmann Holding Verwaltungs GmbH
Corporate Express Deutschland GmbH (f/k/a Buhrmann Office Products Deutschland
  GmbH)
Corporate Express Deutschland GmbH & Co. Vertriebs KG (f/k/a Buhrmann
  Office Products GbmH & Co. Vertriebs KG)
Corporate Express GmbH (f/k/a Buroeinrichtungshaus Roth GmbH)
Corporate Express GmbH (f/k/a Keller Buromatic GmbH)
Corporate Express Verwaltungs GmbH (f/k/a Buhrmann Office Products Verwaltungs
  GbmH)
Deutsche Papier Grundstucks GmbH & Co. KG
Deutsche Papier Holding GmbH
Deutsche Papier Vertriebs GmbHGmbH & Co. KG
FSMA Verwaltungs-und Beteiligungs GmbH
Joseph Frohlen Papiergrosshandlung - Willi Reddemann Import Export GmbH

By: /s/ H. Van Den Kooij
    -------------------------------
    Name: H. Van Den Kooij
    Title:
    On Behalf of each of the above
    Subsidiary Guarantors

Acknowledged and Agreed to:

Buhrmann Europcenter N.V.

By: /s/ H. Van Den Kooij
-----------------------------------
    Name: H. Van Den Kooij
    Title:
    On Behalf of the above
    Subsidiary Guarantor

Acknowledged and Agreed to:

Adhesive and Display Products Ltd.
Buhrmann UK Ltd.
Buhrmann Paper UK Ltd.
Contract Paper Ltd.
Copygraphic Plc.
Corporate Express (Holdings) Ltd.
Corporate Express Ltd.
Corporate Express UK Ltd.
Howard Smith Paper Ltd.
Pinnacle Film & Board Sales Ltd.
Ramchester Furnishings International Ltd.
Robert Horne Group Plc. (f/k/a Robert Horne Paper Company Ltd.)
Robert Horne UK Plc (f/k/a Robert Horne Group Plc.)
Savory Paper Ltd.
The Howard Smith Paper Group Ltd.
The M6 Paper Group Ltd.
Trade Paper Ltd.
W. Lunnon & Company Ltd.

By: /s/ H. Van Den Kooij
    -------------------------------
    Name: H. Van Den Kooij
    Title:
    On Behalf of each of the above
    Subsidiary Guarantors

Acknowledged and Agreed to:

ASAP Software Express, Inc.
BTOP USA Corp.
BTOPI Holding (U.S.)
Buhrmann Swaps, Inc.
Corporate Express Delivery Systems - Expedited, Inc.
Corporate Express Document & Print Management Inc.
Corporate Express of Texas, Inc.
Corporate Express Office Products, Inc.
Corporate Express Philadelphia Real Estate, Inc.
Corporate Express Promotional Marketing, Inc.
Corporate Express Real Estate, Inc.
Corporate Express, Inc.
Distribution Resources Co.
Kelly Paper Company
License Technologies Group, Inc.

By: /s/ H. Van Den Kooij
    -------------------------------
    Name: H. Van Den Kooij
    Title:
    On Behalf of each of the above
    Subsidiary Guarantors